Exhibit 32a
Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q of TransUnion Holding Company, Inc. for the period ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James M. Peck, as Chief Executive Officer of the Company, and Samuel A. Hamood, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to their knowledge:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TransUnion Holding Company, Inc.

/s/ James M. Peck
Name: James M. Peck
Title: Chief Executive Officer

Date: November 13, 2013

/s/ Samuel A. Hamood
Name: Samuel A. Hamood
Title: Chief Financial Officer

Date: November 13, 2013

This certification accompanies this Form 10-Q and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that Section.